Exhibit 10.3

July __, 2021

Esports Entertainment Group, Inc.

Penthouse Office

13/14 Mannarino Road

Birkirkara, Malta, BKR 9080

Attn: Grant Johnson

VIA ELECTRONIC MAIL

Re: Pledge of Shares

Dear Mr. Johnson:

Reference is made to that (i) certain Securities Purchase Agreement, dated as of May 27, 2021 (the “Purchase Agreement”), by and among Esports Entertainment Group, Inc. (the “Company”) and the undersigned (the “Purchaser”), among others, pursuant to which the Purchaser was issued a Senior Convertible Note, in the initial principal amount of $35,000,000.00 (the “Note”), (ii) that certain Amendment Agreement, dated as of July 13, 2021 (the “Amendment”), of that certain Sale and Purchase Agreement (the “Sale Agreement”), which was entered into by Gameday Group PLC (“Gameday”), on May 24, 2021, and by the Company on May 25, 2021, and (iii) that certain Pledge of Shares Agreement, dated as of July 13, 2021 (the “Pledge Agreement”), by and among the Company, Gameday and Prozone Limited (“Prozone”), pursuant to which the Company has agreed to pledge certain shares of Prozone to Gameday in connection with the Amendment to secure the Company’s obligations under the Sale Agreement (the “Pledge”). Terms not otherwise defined herein shall have the meaning provided in the Purchase Agreement.

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, hereby consents to the Pledge, waives the provisions of Section 14(c) of the Note prohibiting the Pledge and any other provisions of the Note or the other Transaction Document which may otherwise restrict the Company from entering into and effecting the Pledge, and agrees that the lien represented by the Pledge shall constitute a “Permitted Lien” for purposes of Section 31(uu) of the Note.

The waiver set forth in this Agreement constitutes a one-time waiver and is limited to the matters expressly waived herein and should not be construed as an indication that the Purchaser would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

The Company hereby represents and warrants to you that nothing herein or otherwise disclosed to the Purchaser by the Company (including without limitation the existence of the Sale Agreement and the Pledge), constitutes material non-public information. As of the date hereof, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Purchaser by the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that has not previously been publicly disclosed by the Company in a filing with the Securities and Exchange Commission.

The Company hereby covenants and agrees that as of the date hereof, you shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, any material, non-public information.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law principles. Any dispute arising under or relating to or in connection with this letter agreement shall be subject to the exclusive jurisdiction and venue of the State and/or Federal courts located in New York. This letter agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. The Parties hereby consent and agree that if this letter agreement shall at any time be deemed by the Parties for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, the Parties will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the Parties may be reasonably required in order more effectively to accomplish the purposes of this letter agreement.

Very truly yours,

Alto Opportunity Master Fund SPC –
Segregated Master Portfolio B

By:
Name:
Title:

ACKNOWEDGED AND AGREED:

Esports Entertainment Group, Inc.

By:
Name:
Title:

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